FINANCIAL EXPENSES, NET (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
Financial income:
Revaluation of liabilities presented at fair value		$ (253)
Hedging	$ (82)	(1)
Exchange rate differences and other	(42)	(33)
Total financial income	(124)	$ (287)
Financial expenses:
Revaluation of liabilities presented at fair value	59
Exchange rate differences and other	170	$ 135
Accretion of contingent consideration	130	341
Total financial expenses	359	476
Total financial expenses, net	$ 235	$ 189